UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  AUGUST 22, 2005
                                                        ---------------

                              XETHANOL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

               000-50154                                   84-1169517
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         (Commission File Number)              (IRS Employer Identification No.)

        1185 AVENUE OF THE AMERICAS
            NEW YORK, NEW YORK                                    10036
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (646) 723-4000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS

      On August 22, 2005, Xethanol acquired Xylose Technologies, Inc., a wholly owned subsidiary of UTEK Corporation, in a stock acquisition. Xylose holds a license for a patented process to convert xylose into ethanol and xylitol.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following exhibits are attached to this Current Report on Form 8-K.

EXHIBIT NO.                DESCRIPTION

99.1                       Press Release dated August 26, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         XETHANOL CORPORATION


Date:  September 27, 2005                By: /s/ Christopher d'Arnaud-Taylor
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                                         Christopher d'Arnaud-Taylor
                                         Chairman and Chief Executive Officer